                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) OCTOBER 1, 1998
                                                 ---------------


                            UNITED BANKSHARES, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


         WEST VIRGINIA               0-13322        55-0641179
---------------------------------  -----------   ------------------
(State or other jurisdiction of    (Commission   (I.R.S. Employer
 incorporation or organization)    File No.)     Identification No.)

            300 UNITED CENTER
         500 VIRGINIA STREET, EAST
         CHARLESTON, WEST VIRGINIA                      25301
         -------------------------                      -----
 (Address of principal executive offices)              Zip Code


                                (304) 424-8761
                                --------------
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
                                --------------
            (Former name or address, if changed since last report)
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ITEM 5.  OTHER EVENTS
---------------------


     On October 1, 1998, United Bankshares, Inc. ("United") consummated its merger with Fed One Bancorp, Inc., Wheeling, West Virginia ("Fed One"), in a common stock exchange accounted for under the pooling of interests method of accounting. United exchanged 1.50 shares of United common stock for each of the 2,629,538 common shares of Fed One or approximately 3,944,307 shares, unadjusted for cash paid in lieu of fractional shares. A copy of the capsule financial information reporting thirty days post-merger combined results of United and Fed One is filed as Exhibit 99.1 to this report.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------


(c)  Exhibits
     --------

     99.1 Capsule financial information dated December 1, 1998, reporting United's earnings for the one month and ten months ended October 31, 1998.

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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED BANKSHARES, INC.


Date     December 1, 1998                 By   /s/ Steven E.  Wilson
    -------------------------               ------------------------
                                          Steven E. Wilson
                                          Its Executive Vice President,
                                          Secretary and Chief Financial Officer

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